UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) July 23, 2009
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))


ITEM 8.01      OTHER EVENTS.

On July 23, 2009, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing that Christopher H. Atayan, AMCON's Chairman and Chief Executive Officer, purchased 80,000 shares of AMCON's series A convertible preferred stock from Draupnir, LLC. In addition, the Company announced that the Board of Directors of AMCON declared a cash dividend of $0.10 per share payable on August 21, 2009 to shareholders of record as of August 3, 2009. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.


         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated July 23, 2009, issued by AMCON Distributing Company announcing the purchase of 80,000 shares of AMCON's series A convertible preferred stock by Christopher H. Atayan and the declaration of cash dividends.


The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: July 23, 2009             By:      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                          Chief Financial Officer













                             Exhibit 99.1


AMCON DISTRIBUTING COMPANY CEO ANNOUNCES PURCHASE OF ADDITIONAL SHARES

                              NEWS RELEASE

Chicago, IL, July 23, 2009 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce that Christopher H. Atayan, AMCON's Chairman and Chief Executive Officer, has purchased 80,000 shares of AMCON's series A convertible preferred stock from Draupnir, LLC. This purchase is in addition to Mr. Atayan's previously announced purchase of 102,964 shares of AMCON's common stock and 20,000 shares of AMCON's series A convertible preferred stock.

Additionally, the Board of Directors of AMCON has declared a cash dividend of $0.10 per share payable on August 21, 2009 to shareholders of record as of August 3, 2009.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964